================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        CSG SYSTEMS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        CSG SYSTEMS INTERNATIONAL, INC.
                     7887 E. BELLEVIEW AVENUE, SUITE 1000
                           ENGLEWOOD, COLORADO 80111

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 16, 1997

                               ----------------

  A Special Meeting of Stockholders of CSG Systems International, Inc. (the "Company" or "CSG") will be held at the office of the Company at 7887 E. Belleview Avenue, Suite 1000, Englewood, Colorado on Tuesday, December 16, 1997, at 8:30 a.m. Mountain Time, to consider and act upon the following matters:

    1. To consider and vote on a proposal to approve an increase in the number of shares of the Common Stock of the Company available for issuance under the Company's 1996 Stock Incentive Plan from 2,400,000 shares to 4,000,000 shares; and

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on October 20, 1997 as the record date for determination of stockholders of the Company entitled to notice of and to vote at the meeting or any adjournment thereof.

  All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                          Joseph T. Ruble
                                          Secretary

     , 1997

  REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                        CSG SYSTEMS INTERNATIONAL, INC.
                     7887 E. BELLEVIEW AVENUE, SUITE 1000
                           ENGLEWOOD, COLORADO 80111

                               ----------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS

                               ----------------

                               DECEMBER 16, 1997

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of CSG Systems International, Inc. (the "Company" or "CSG") for a special meeting of stockholders of the Company (the "Special Meeting") to be held at the office of the Company at 7887 E. Belleview Avenue, Suite 1000, Englewood, Colorado, on Tuesday, December 16, 1997, at 8:30 a.m., Mountain Time, and at any adjournments of the Special Meeting. All proxies will be voted in accordance with the instructions contained therein; if no choice is specified, the proxies will be voted in favor of the proposal set forth in the Notice of Special Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

  The Board has fixed the close of business on October 20, 1997 as the record date for determining stockholders of the Company who are entitled to notice of and to vote at the Special Meeting. At the close of business on October 20,
1997, there were outstanding and entitled to vote     shares of Common Stock
of the Company, par value $.01 per share ("Common Stock"). Each share is entitled to one vote.

  This Proxy Statement and the accompanying form of proxy are first being sent
to stockholders of the Company on or about       , 1997.

  All costs of this solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers, and regular employees, without additional remuneration, and their appointed agents may solicit proxies by telephone, facsimile and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy material.

VOTE REQUIRED

  The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Special Meeting is required for approval of the sole matter expected to be voted upon at the Special Meeting, as set forth in the Notice of Special Meeting. A majority of the shares of Common Stock outstanding is required to be present or represented by proxy at the Special Meeting in order to have the quorum necessary to take action at the Special Meeting.

  Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector appointed for the Special Meeting. The inspector will treat abstentions as Common Stock that is present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matter submitted to stockholders for a vote. If a broker indicates on a proxy that such broker does not have discretionary authority as to certain Common Stock to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to that matter.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

  The first table below sets forth each person or group known by the Company to own beneficially more than 5% of the outstanding Common Stock as of September 30, 1997. The second table below sets forth to the Company's knowledge the beneficial ownership of Common Stock by each director and executive officer of the Company, individually, and by all directors and executive officers of the Company as a group as of September 30, 1997.

PRINCIPAL STOCKHOLDERS

                                                SHARES OF COMMON  PERCENTAGE OF
                                               STOCK BENEFICIALLY COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNED         OUTSTANDING
------------------------------------           ------------------ -------------
Morgan Stanley Capital Partners III, L.P.(1)..    6,854,681(2)        26.86%
1221 Avenue of the Americas
New York, NY 10020

Trident Capital, L.P. ........................    1,452,009(3)         5.69%
2480 Sand Hill Road
Menlo Park, CA 94025

Neal C. Hansen................................    1,678,132(4)         6.57%
7887 East Belleview Avenue, Suite 1000
Englewood, CO 80111

--------
(1) Morgan Stanley, Dean Witter, Discover & Co. is the sole stockholder of the general partner of the general partner of the "Morgan Stanley Capital Funds" as defined in footnote (2) below and also of Morgan Stanley Venture Capital II, Inc. and may be deemed to be the beneficial owner of the shares of the Company owned by the Morgan Stanley Capital Funds and by Morgan Stanley Venture Capital II, Inc. Morgan Stanley, Dean Witter, Discover & Co. disclaims beneficial ownership with respect to these shares except to the extent of its pecuniary interest therein.
(2) Includes 752,912 and 241,444 shares owned by MSCP 892 Investors, L.P. and Morgan Stanley Capital Investors, L.P., respectively, each of which is affiliated with, and has the same general partner as, Morgan Stanley Capital Partners III, L.P. Such three named partnerships are referred to collectively as the "Morgan Stanley Capital Funds". Also includes 108,467 shares beneficially owned by Morgan Stanley Venture Capital II, Inc. which is an affiliate of the Morgan Stanley Capital Funds.
(3) Includes 587,202, 116,160 and 708,386 shares owned by Trident Capital Partners Fund-I, L.P., Trident Capital Partners Fund-I, C.V., and Trident Capital Partners CSG Acquisition Fund, L.P., respectively, each of which is affiliated with and whose general partner is Trident Capital, L.P. Also includes 1,488 shares owned by Trident Administrator, N.V., a wholly owned subsidiary of Trident Capital, Inc., the general partner of Trident Capital, L.P. Trident Capital, L.P., such three affiliated partnerships and Trident Administrator, N.V. are referred to collectively as the "Trident Capital Funds".
(4) Includes 22,450 shares which may be acquired pursuant to currently exercisable options. Also includes 700,000 shares owned by Hansen Partnership, Ltd., of which Mr. Hansen is the managing general partner, and 58,504 shares owned by Mr. Hansen's spouse, as to which shares Mr. Hansen disclaims beneficial ownership except to the extent of his pecuniary interest in the shares owned by such partnership.

DIRECTORS AND EXECUTIVE OFFICERS

                                             SHARES OF COMMON    PERCENTAGE OF
                                            STOCK BENEFICIALLY   COMMON STOCK
NAME OF BENEFICIAL OWNER                        OWNED (1)         OUTSTANDING
------------------------                    ------------------   -------------
Larry G. Fendley...........................        48,334             0.19%

George F. Haddix...........................     1,167,120(2)(3)       4.57%

Neal C. Hansen.............................     1,678,132(4)          6.57%

Royce J. Holland...........................           --               --

Greg Parker................................        33,500(3)          0.13%

John P. Pogge..............................       156,400(3)          0.61%

Bernard W. Reznicek........................         1,500             0.01%

Rockwell A. Schnabel.......................       161,633(5)          0.63%

Frank V. Sica..............................         6,120(6)          0.02%

All directors and executive officers as a
 group (9 persons).........................     3,252,739            12.69%

--------
(1) Includes 48,334, 22,450, 22,450, 3,500, 6,400 and 103,134 shares which may be acquired pursuant to currently exercisable options which are held by Messrs. Fendley, Haddix, Hansen, Parker and Pogge and all directors and executive officers as a group, respectively. Except for the shares referred to in this footnote (which have not yet been acquired by the persons named) and in footnote (2) below and the shares referred to in footnote (4) below as being owned by Mr. Hansen's spouse (as to which Mr. Hansen has no voting or investment power), the persons named in this table have sole voting power and sole investment power with respect to the shares listed after their respective names.
(2) Includes 21,400 shares owned by Mr. Haddix and his spouse as joint tenants, as to which shares Mr. Haddix and his spouse have shared voting power and shared investment power.
(3) Includes 64,200, 18,000 and 66,000 shares which were purchased by Messrs. Haddix, Parker and Pogge, respectively, pursuant to stock purchase agreements with the Company and which remain subject to a stock repurchase option on the part of the Company, effective upon termination of service as an employee of or consultant to the Company. The shares are released from the repurchase option in equal increments over a five-year period; 40% of each person's shares originally purchased have been released as of September 30, 1997.
(4) Includes 700,000 shares owned by Hansen Partnership, Ltd., of which Mr. Hansen is the managing general partner, and 58,504 shares owned by Mr. Hansen's spouse, as to which shares Mr. Hansen disclaims beneficial ownership except to the extent of his pecuniary interest in the shares owned by such partnership.
(5) The 161,633 shares listed in this table are owned by Mr. Schnabel personally. Mr. Schnabel is the Co-Chairman of Trident Capital, Inc., the general partner of Trident Capital, L.P., and thus he may be deemed to be the beneficial owner of all shares owned by the Trident Capital Funds. See above table under "Principal Stockholders". Except to the extent of his pecuniary interest therein, Mr. Schnabel disclaims beneficial ownership with respect to the shares beneficially owned by the Trident Capital Funds.
(6) The 6,120 shares listed in this table are owned by Mr. Sica personally. Mr. Sica is a Vice Chairman and a director of Morgan Stanley Capital Partners III, Inc., the general partner of the general partner of the Morgan Stanley Capital Funds, and is a director of Morgan Stanley Venture Capital II, Inc. See footnotes (1) and (2) to the above table under "Principal Stockholders".

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth information with respect to the compensation paid by the Company to each of its executive officers for services rendered during the year ended December 31, 1996.

SUMMARY COMPENSATION TABLE

                                                          LONG-TERM
                                           ANNUAL        COMPENSATION
                                      COMPENSATION (1)   -------------
                             FISCAL   -----------------  STOCK OPTIONS  ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY  BONUS (2)    AWARDED    COMPENSATION (3)
---------------------------  ------   ------- --------- ------------- ----------------
                                        ($)      ($)         (#)            ($)
Neal C. Hansen..........      1996    220,000  150,000     112,250         8,700
Chairman of the Board and
Chief Executive Officer       1995    200,000  150,000         --          2,500
                              1994(4) 200,000      --          --            --

George F. Haddix........      1996    220,000  150,000     112,250         8,236
President and Chief           1995    200,000  150,000         --          2,500
Technical Officer             1994(5) 200,000      --          --            --

David I. Brenner........      1996    170,000  100,000      32,000         7,313
Executive Vice President
 and Chief Financial Officer  1995    150,000   75,000         --            --
 (6)                          1994        --       --          --            --

John P. Pogge
Executive Vice President      1996    175,000  100,000      32,000         1,063
 and General Manager,         1995(7) 145,000   72,500         --            --
 Business Units               1994        --       --          --            --

Larry G. Fendley........      1996(8) 170,000  100,000     175,000           --
Executive Vice President      1995        --       --          --            --
Product Delivery Services     1994        --       --          --            --

--------
(1) With respect to each of the individuals named in the Summary Compensation Table, the aggregate amount of perquisites and other personal benefits, securities or property received was less than 10% of the total of annual salary and bonus reported for such individual.
(2) The bonus earned for each fiscal year is payable in the first quarter of the subsequent fiscal year.
(3) Consists of contributions made to the CSG Incentive Savings Plan.
(4) Mr. Hansen joined the Company in October 1994. The salary in the table was calculated on an annualized basis.
(5) Mr. Haddix joined the Company in October 1994. The salary in the table was calculated on an annualized basis.
(6) Mr. Brenner retired from the Company's employ on March 31, 1997 due to a physical disability.
(7) Mr. Pogge joined the Company in April 1995. The salary in the table was calculated on an annualized basis.
(8) Mr. Fendley joined the Company in April 1996. The salary in the table was calculated on an annualized basis.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth the stock options granted to the Company's executive officers during the year ended December 31, 1996.

                               INDIVIDUAL GRANTS

                          OPTIONS       % OF TOTAL
                         GRANTED ON   OPTIONS GRANTED EXERCISE
                           COMMON     TO EMPLOYEES IN PRICE PER EXPIRATION    GRANT DATE
NAME                       STOCK        FISCAL 1996   SHARE (3)    DATE    PRESENT VALUE (4)
----                     ----------   --------------- --------- ---------- -----------------
                            (#)             (%)       ($/SHARE)                   ($)
Neal C. Hansen..........   12,250(1)        1.0         15.00    2/22/06          80,000
                          100,000(1)        8.2         28.75    4/23/06       1,296,000

George F. Haddix........   12,250(1)        1.0         15.00    2/22/06          80,000
                          100,000(1)        8.2         28.75    4/23/06       1,296,000

David I. Brenner........   32,000(1)        2.6         15.00    2/22/06         209,600

John P. Pogge...........   32,000(1)        2.6         15.00    2/22/06         209,600

Larry G. Fendley........  100,000(2)        8.2        29.875    4/29/06       1,349,000
                           75,000(1)        6.1        22.125    7/17/06         756,800

--------
(1) One-fifth of the options become exercisable on the first anniversary of the date of grant and on each of the second through fifth anniversaries thereafter.
(2) One-third of the options become exercisable on the first anniversary of the date of grant and on each of the second and third anniversaries thereafter.
(3) The exercise price per share is the market price on the date the options were granted.
(4) Grant date present value is determined using a modified Black-Scholes option pricing model. The estimated values under the model are based on several assumptions, including a weighted-average expected volatility of 40%, a weighted-average risk-free rate of return of 6.1%, no dividend yield and expected option lives of five years and may not be indicative of actual value. The actual gain, if any, the option holder may realize will depend on the excess of the actual market price of the stock over the exercise price on the date the option is exercised. There is no assurance that the value that may be realized by the option holder will be at or near the value estimated by the modified Black-Scholes model.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

  The following table sets forth certain information regarding the exercise of stock options during the year ended December 31, 1996 by the Company's executive officers.



                                                                                VALUE OF UNEXERCISED
                          SHARES              NUMBER OF UNEXERCISED            IN-THE-MONEY OPTIONS AT
                         ACQUIRED          OPTIONS AT FISCAL YEAR END            FISCAL YEAR END (1)
                            ON     VALUE   -------------------------------    -------------------------
                         EXERCISE REALIZED EXERCISABLE     UNEXERCISABLE      EXERCISABLE UNEXERCISABLE
                         -------- -------- ------------    ---------------    ----------- -------------
                           (#)      ($)        (#)              (#)               ($)          ($)
Neal C. Hansen..........   --       --        --                   112,250       --          4,594

George F. Haddix........   --       --        --                   112,250       --          4,594

David I. Brenner........   --       --        --                    32,000       --         12,000

John P. Pogge...........   --       --        --                    32,000       --         12,000

Larry G. Fendley........   --       --        --                   175,000       --            --

--------
(1) "In-the-Money Options" are options outstanding at the end of the last fiscal year for which the fair market value of the Common Stock at the end of the last fiscal year ($15.375 per share) exceeded the exercise price of the options.

DIRECTOR COMPENSATION

  Each non-employee director of the Company, other than non-employee directors of the Company who are affiliated with Trident Capital, Inc. or Morgan Stanley, Dean Witter, Discover & Co., is entitled to receive the following compensation: (i) $2,500 for each meeting of the Board attended in person;
(ii) $500 for each meeting of the Board attended by conference telephone call or its equivalent; and (iii) $500 for each meeting of a committee of the Board attended in person or by conference telephone call or its equivalent. Directors who are officers or employees of the Company do not receive additional compensation for serving as a director or committee member.

EMPLOYMENT AGREEMENTS

  Mr. Hansen and Dr. Haddix are parties to employment agreements with the Company. The agreements expire in 1999, are terminable by Mr. Hansen and Dr. Haddix upon 30 days' notice and are terminable by the Company for cause or disability. Each agreement provides for an annual salary of not less than $200,000 (with annual CPI adjustments), the opportunity for an incentive bonus of not less than $100,000, insurance, an automobile allowance, and certain other benefits. Each agreement contains a post-termination non-competition clause restricting competition by the employees for three years after the termination of employment. Dr. Haddix has advised the Company that he intends to retire from the employ of the Company on December 31, 1997. In anticipation of such retirement, Dr. Haddix resigned as President and Chief Technical Officer of the Company, effective September 24, 1997. The Company anticipates that Dr. Haddix will remain on the Board following his retirement as an employee and also will serve as a consultant to the Company with respect to its technology research and development.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Messrs. Holland, Schnabel and Sica currently serve as members of the Compensation Committee of the Board. Mr. Sica is a director of Morgan Stanley Venture Capital II, Inc., affiliated entities of which purchased 3,630,254 shares of the Company's Convertible Preferred Stock at a price of $3.31 per share in connection with the Company's acquisition of Cable Services Group, Inc. (now known as CSG Systems, Inc.) from First Data Corporation in November 1994 (the "Acquisition"). Mr. Sica also is a Vice Chairman and a director of Morgan Stanley Capital Partners III, Inc., affiliated entities of which purchased 6,746,214 shares of the Company's Convertible Preferred Stock at a price of $3.31 per share in connection with the Acquisition. Mr. Schnable is Co-Chairman of Trident Capital, Inc., affiliated entities of which purchased 4,554,026 shares of the Company's Convertible Preferred Stock at a price of $3.31 per share in connection with the Acquisition. Such Convertible Preferred Stock was converted to Common Stock in February 1996 in connection with the Company's initial public offering of Common Stock. See "Beneficial Ownership of Common Stock--Principal Stockholders" above.

  In August 1995, the Company entered into a Printing and Mailing Services Agreement with PageMart, Inc., pursuant to which the Company provides customized printing and mailing services to PageMart, Inc. Mr. Sica, who currently is a member of the Company's Board, presently serves on the board of directors of PageMart, Inc.; affiliated entities of Morgan Stanley Venture Capital II, Inc. and Morgan Stanley Capital Partners III, Inc. are substantial stockholders of PageMart, Inc. and together with other entities affiliated with Morgan Stanley, Dean Witter, Discover and Co. own a majority of the outstanding common stock of PageMart, Inc.

                PROPOSAL TO AUTHORIZE AN INCREASE IN THE NUMBER
              OF SHARES OF COMMON STOCK SUBJECT TO THE COMPANY'S
                           1996 STOCK INCENTIVE PLAN

PROPOSED AMENDMENT

  At the Special Meeting, the stockholders will be asked to approve an amendment to the Company's 1996 Stock Incentive Plan (the "1996 Plan"), as adopted by the Board on September 3, 1997, which increases the number of shares of Common Stock available for issuance under the 1996 Plan from 2,400,000 shares to 4,000,000 shares.

  The 1996 Plan is intended to foster and promote the long-term financial success of the Company and its subsidiaries and thereby increase stockholder value by providing incentives to those officers and other key employees who are likely to be responsible for achieving such success. The 1996 Plan also fosters the Company's goal of recruiting and retaining key employees in the highly competitive technology industry. The Company believes that participation in the 1996 Plan by employees fosters their commitment to the Company and more closely ties employee compensation and stockholder objectives by focusing the attention of employees on stockholder return.

REQUIRED VOTE

  Approval of the amendment to the 1996 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting.

                   THE BOARD RECOMMENDS A VOTE FOR APPROVAL
                       OF THE AMENDMENT TO THE 1996 PLAN

PLAN ACTIVITY

  As of September 30, 1997, option grants or other awards covering an aggregate of 2,237,505 shares had been made under the 1996 Plan, and options covering 2,051,910 shares were outstanding and unexercised. Without taking into account the proposed amendment to the 1996 Plan, only 323,465 shares remained available for future grants or awards under the 1996 Plan as of September 30, 1997. As of September 30, 1997, options had been granted or awards made to approximately 400 persons who are not executive officers. As of September 30, 1997, options have been granted under the 1996 Plan to 6 executive officers for a total of 702,900 shares.

  The following table sets forth certain information regarding the options which have been granted and the awards which have been made under the 1996 Plan as of September 30, 1997.

                                                                     NUMBER OF
NAME AND POSITION                                                    SHARES (1)
-----------------                                                    ----------
Neal C. Hansen.....................................................    172,250
Chairman of the Board and
Chief Executive Officer

George F. Haddix (2)...............................................    152,250

David I. Brenner (3)...............................................     39,200

John P. Pogge (4)..................................................     92,000
President and Chief Operating Officer

Larry G. Fendley...................................................    195,000
Executive Vice President
Product Delivery Services

Greg Parker (5)....................................................     52,200
Vice President and
Chief Financial Officer

All current executive officers as a group..........................    663,700

All current directors who are not executive officers as a group
 (6)...............................................................          0

All employees, including all current officers who are not executive officers, as a group (7)..........................................  1,534,605

--------
(1) All of the shares listed in this table involve stock options, except for an aggregate of 5,925 shares granted as stock bonus awards to employees who are not executive officers.
(2) In anticipation of his planned retirement from the Company on December 31, 1997, Dr. Haddix resigned as President and Chief Technical Officer of the Company, effective September 24, 1997.
(3) Mr. Brenner was an Executive Vice President and the Chief Financial Officer for the Company until his retirement on March 31, 1997. He exercised his options as to 6,400 shares; the options as to the remaining 32,800 shares were not exercisable and terminated upon his retirement.
(4) Mr. Pogge became President and Chief Operating Officer of the Company on September 24, 1997. Prior to that time, he was an Executive Vice President of the Company and General Manager, Business Units.
(5) Mr. Parker became Chief Financial Officer of the Company on April 1, 1997.
(6) Directors who are not employees of the Company are not eligible to receive options or awards under the 1996 Plan.
(7) In addition to the 1996 Plan, the Company has a 1995 Incentive Stock Plan (the "1995 Plan") pursuant to which 257,000 shares of Common Stock are authorized for option grants to employees of the Company. As of September 30, 1997, option grants covering an aggregate of 251,750 shares had been made under the 1995 Plan, and options covering 183,600 shares were outstanding and unexercised. As of September 30 1997, 54,050 shares remained available for future option grants under the 1995 Plan. There have been no option grants made under the 1995 Plan since 1995.

  It is not possible to state the terms or types of any options or awards that may be granted to executive officers of the Company or other persons under the 1996 Plan at a future time or to identify the persons to whom such future grants may be made.

DESCRIPTION OF THE 1996 PLAN AND OPTION TERMS

  The following summary of the 1996 Plan does not purport to be complete and is subject to and qualified in its entirety by the full terms of the 1996 Plan. Stockholders may request a copy of the 1996 Plan from the Secretary of the Company at the address shown above.

  The 1996 Plan authorizes the grant of (i) incentive stock options under the Internal Revenue Code of 1986 (the "Code"), (ii) non-qualified stock options,
(iii) stock appreciation rights, (iv) performance unit awards, (v) restricted stock awards, and (vi) stock bonus awards to officers and other key employees of the Company or any subsidiary of the Company who are responsible for or contribute to, or are likely to be responsible for or contribute to, the management, growth, and success of the Company or such subsidiary. The Company and its subsidiaries currently have approximately 1,000 employees who potentially are eligible to receive such a grant, but the Company expects that most of such employees will not receive a grant under the 1996 Plan.

  Without giving effect to the proposed amendment to increase the number of shares of Common Stock available for issuance pursuant to the 1996 Plan, the aggregate number of shares of Common Stock available for issuance pursuant to the 1996 Plan is 2,400,000 which may be authorized and unissued shares or treasury shares. The aggregate number of shares of Common Stock subject to or issuable in payment of a grant or award to any one person in any calendar year may not exceed 240,000. If there is a stock dividend, stock split, or other relevant change in the outstanding shares of Common Stock, then the Compensation Committee (the "Committee") of the Board will make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) reserved for issuance under the 1996 Plan, (ii) for which grants or awards may be made to an individual grantee, and (iii) covered by outstanding awards or grants,
(b) the exercise or other applicable price relating to outstanding awards or grants, and (c) the appropriate fair market value and other price determinations relevant to outstanding awards or grants. Any shares subject to an option or right which expires or terminates unexercised as to such shares will again be available for the grant of awards or options under the 1996 Plan. If any shares of Common Stock which have been pledged as collateral for indebtedness incurred by an optionee in connection with an option exercise are returned to the Company in satisfaction of such indebtedness, then such shares will again be available for the grant of awards or options under the 1996 Plan.

  No award or grant under the 1996 Plan may be assigned or transferred by the recipient except by will, the laws of descent and distribution, or, in the case of awards or grants other than incentive stock options, pursuant to a qualified domestic relations order or by such other means as the Committee may approve.

ADMINISTRATION

  The 1996 Plan is administered by the Committee, which is composed of three directors of the Company who are not employees of the Company or any of its subsidiaries. The Committee has authority to interpret the 1996 Plan, to select the officers and other key employees to whom awards or options will be granted, to determine whether and to what extent awards and options will be granted under the 1996 Plan, to determine the types of awards and options to be granted and the amount, size, terms, and conditions of each award or grant, and to make other relevant determinations and administrative decisions. In general, all decisions and determinations made by the Committee pursuant to the 1996 Plan are final and binding on all persons.

  The Committee may delegate to any officer or officers of the Company any of the Committee's duties, powers, and authorities under the 1996 Plan upon such conditions and with such limitations as the Committee may determine; provided, that only the Committee may select for awards or options under the 1996 Plan, and make grants of awards or options under the 1996 Plan to, officers and other key employees of the Company or any subsidiary of the Company who are subject to Section 16 of the Securities Exchange Act of 1934 at the time of such selection or the making of such a grant.

AWARDS AND GRANTS

  Stock Options. The Committee may grant incentive stock options under the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto (the "Code") and non-qualified stock options. The option price per share may not be less than the fair market value of the Common Stock on the date of the grant. The Committee will fix the term of each option at the time of its grant, but such term may not be more than ten years after the date of the grant. The Committee may determine when an option becomes exercisable and may accelerate previously established exercise rights. The Committee may permit payment of the option exercise price in cash or in shares of Common Stock valued at their fair market value on the exercise date. The Committee also may permit the exercise price to be paid by the optionee's delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of the applicable sale or loan proceeds required to pay the exercise price.

  If an optionee's employment terminates for any reason other than death or disability, then the optionee generally may exercise an option to the extent it was exercisable at the time of the termination for a period of three months after the termination (but not after the expiration date of the option). However, the Committee has the power to terminate an optionee's rights under an outstanding option if the Committee determines (i) that the optionee's employment was terminated for cause or (ii) that the optionee has engaged or may engage in employment or activities competitive with the Company or a subsidiary or contrary to the best interests of the Company or a subsidiary. If an optionee's employment terminates by reason of disability, then the optionee's options generally will be exercisable for six months after the termination to the extent that the exercise was permitted prior to the termination (but not after the expiration date of the option). If an optionee dies while in the employ of the Company or a subsidiary, then the optionee's options generally will be exercisable by the optionee's personal representative or other successor for 12 months after the date of death to the extent that the exercise was permitted prior to the optionee's death (but not after the expiration date of the option).

  Stock Appreciation Rights. The Committee may grant stock appreciation rights ("SAR's") which entitle the grantee to receive, upon the exercise of an SAR, an award equal to all or a portion of the excess of (i) the fair market value of a specified number of shares of Common Stock at the time of the exercise over (ii) a specified price not less than the fair market value of the Common Stock at the time the SAR was granted. An SAR may be granted independently or in connection with a stock option grant. Upon the exercise of an SAR, the applicable award may be paid in cash or in shares of Common Stock (or a combination thereof) as the Committee may determine. The Committee will fix the term of an SAR at the time of its grant, but such term may not be more than ten years after the date of the grant. The Committee may determine when an SAR becomes exercisable and may accelerate previously established exercise rights.

  The provisions of the 1996 Plan relating to exercisability of SAR's upon the termination of a grantee's employment are similar to those discussed above in connection with stock options.

  Performance Unit Awards. The Committee may grant performance unit awards which entitle the grantees to receive future payments based upon and subject to the achievement of preestablished long-term performance targets. In connection with such awards, the Committee is required to establish (i) performance periods of not less than two nor more than five years, (ii) the value of each performance unit, and (iii) maximum and minimum performance targets to be achieved during the performance period. The Committee may adjust previously established performance targets or other terms and conditions of a performance unit award to reflect major unforeseen events, but such adjustments may not increase the payment due upon attainment of the previously established performance targets. Performance unit awards, to the extent earned, may be paid in cash or shares of Common Stock (or a combination thereof) as the Committee may determine.

  If the employment of a grantee of a performance unit award terminates prior to the end of an applicable performance period other than by reason of disability or death, then the award generally terminates. However, the 1996 Plan permits the Committee to make partial payments of performance unit awards if the Committee determines such action to be equitable. If the employment of a grantee of a performance unit award terminates as a result of the grantee's disability or death prior to the end of an applicable performance period, then the Committee may authorize the payment of all or a portion of the performance unit award (to the extent earned in the case of disability) to the grantee or the grantee's legal representative.

  Restricted Stock Awards. The Committee may grant restricted stock awards consisting of shares of Common Stock restricted against transfer, subject to a substantial risk of forfeiture and to other terms and conditions established by the Committee. The Committee must determine the restriction period applicable to a restricted stock award and the amount, form, and time of payment (if any) required from the grantee of a restricted stock award in consideration of the issuance of the shares covered by such award. The Committee in its discretion may provide for the lapse in installments of the restrictions applicable to restricted stock awards and may waive the restrictions in whole or in part.

  If the employment of a grantee of a restricted stock award terminates for any reason while some or all of the shares covered by such award are still restricted, the grantee's rights with respect to the restricted shares generally terminate. However, the Committee has the discretion to provide for complete or partial exemptions to such employment requirement.

  Stock Bonus Awards. The Committee may grant a stock bonus award based upon the performance of the Company, a subsidiary, or a segment thereof in terms of preestablished objective financial criteria or performance goals or, in appropriate cases, such other measures or standards of performance (including but not limited to performance already accomplished) as the Committee may determine. The Committee may adjust preestablished financial criteria or performance goals to take into account unforeseen events or changes in circumstances, but such adjustments may not increase the amount of a stock bonus award. The Committee, in its discretion, may impose additional restrictions upon the shares of Common Stock which are the subject of a stock bonus award.

MISCELLANEOUS PROVISIONS

  Unless the 1996 Plan is sooner terminated by the Board, the 1996 Plan will terminate on December 31, 2005. Awards or options outstanding at the time of the termination of the 1996 Plan will remain in effect in accordance with their terms. The Board may amend the 1996 Plan at any time; however, stockholder approval must be obtained for any amendment for which approval is required by Rule 16b-3 under the Securities Exchange Act of 1934 or Sections 162(m) or 422 of the Code. The Company's obligation to deliver shares of Common Stock or make cash payments under the 1996 Plan is subject to applicable tax withholding requirements; in the discretion of the Committee, required tax withholding amounts may be paid by the grantee in cash or shares of Common Stock having a fair market value equal to the required tax withholding amount.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following brief description of certain federal income tax consequences is based upon present federal income tax laws and regulations and does not purport to be a complete description of the federal income tax consequences of the 1996 Plan.

  Incentive Stock Options. The grant of an incentive stock option under the 1996 Plan will not result in taxable income to the grantee or a tax deduction for the Company. If the grantee holds the shares purchased upon the exercise of an incentive stock option for at least one year after the purchase of the shares and until at least two years after the option was granted, then the grantee's sale of the shares will result in a long-term gain or loss, and the Company will not be entitled to any tax deduction. If the grantee sells or otherwise transfers the shares before such holding periods have elapsed, then the grantee generally will recognize ordinary income and the Company would be entitled to a tax deduction in an amount equal to the lesser of (i) the fair market value of the shares on the exercise date minus the option price or (ii) the amount realized upon the disposition minus the option price. Any gain in excess of such ordinary income portion would be taxable as long-term or short-term capital gain depending upon the grantee's holding period for the shares. The excess of the fair market value of the shares received on the option exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

  Non-Qualified Stock Options. The grant of a non-qualified stock option under the 1996 Plan will not result in taxable income to the grantee or a tax deduction for the Company. Upon the exercise of a non-qualified stock option, the grantee will be taxed at ordinary income rates on the excess of the fair market value of the shares received over the option exercise price, and the Company generally will be entitled to a tax deduction in the same amount. The exercise price of the non-qualified stock option plus the amount included in the grantee's income as a result of the option exercise will be treated as the grantee's basis in the shares received, and any gain or loss on the subsequent sale of the shares will be treated as long-term or short-term capital gain or loss depending upon the grantee's holding period for the shares. The grantee's sale of shares acquired upon the exercise of a non-qualified stock option will have no tax consequences to the Company.

  Stock Appreciation Rights and Performance Unit Awards. The grant of an SAR or a performance unit award under the 1996 Plan will not result in taxable income to the grantee or a tax deduction for the Company. Upon the exercise of an SAR or the receipt of cash or shares of Common Stock upon the payment of a performance unit award, the grantee will recognize ordinary income and the Company generally will be entitled to a tax deduction in an amount equal to the fair market value of the shares plus any cash received.

  Restricted Stock Awards. The grant of a restricted stock award should not result in taxable income for the grantee or a tax deduction for the Company if the shares of Common Stock transferred to the grantee are subject to restrictions which create a substantial risk of forfeiture of the shares by the grantee if certain conditions prescribed at the time of the grant are not subsequently satisfied. However, the grantee may elect within 30 days after the acquisition of the shares to recognize ordinary income on the date of the acquisition in an amount equal to the excess (if any) of the fair market of the shares on the date of the grant, determined without regard to the restrictions imposed on such shares (other than restrictions which by their terms will never lapse), over the amount (if any) paid for the shares. If the grantee does not make the election referred to in the preceding sentence, then, when the restrictions imposed upon the shares lapse or otherwise terminate, the grantee of the shares will recognize ordinary income in an amount equal to the excess (if any) of the fair market value of the shares on the date of such lapse or other termination over the amount (if any) paid for the shares. If and when the grantee of a restricted stock award recognizes ordinary income with respect to the shares covered by such award, the Company generally will be entitled to a tax deduction in the same amount. The amount paid by the grantee for restricted shares plus any amount recognized by the grantee as ordinary income under the rules described above will be treated as the grantee's basis in the shares; when the grantee sells the shares covered by a restricted share award following the lapse or other termination of the restrictions, any gain or loss on such sale will be treated as long-term or short-term capital gain or loss depending upon the grantee's holding period. Any dividends paid to the grantee of restricted shares while the shares are still subject to the restrictions would be treated as compensation for federal income tax purposes.

  Stock Bonus Awards. When a stock bonus award is paid to a grantee by the delivery of shares of Common Stock, the grantee will recognize ordinary income and the Company generally will be entitled to a tax deduction in an amount equal to the fair market value of such shares at the time of such delivery. If, however, such shares are subject to any restrictions which create a substantial risk of forfeiture, then the tax rules described above with respect to restricted stock awards would be applicable.

MARKET PRICE

  The closing price of the Common Stock on the NASDAQ National Market on      ,
1997, was $ per share.

OTHER MATTERS

  The Board does not know of any other matters that may come before the Special Meeting; however, if any other matters are properly presented to the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

  Proposals of stockholder intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal office in Englewood, Colorado, not later than December 31, 1997 for inclusion in the proxy statement for that meeting.

                                          By the Order of the Board,

                                          Joseph T. Ruble
                                          Secretary

     , 1997

THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE SPECIAL MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                        CSG SYSTEMS INTERNATIONAL, INC.
                           1996 STOCK INCENTIVE PLAN


     1. Purpose. The purpose of the CSG Systems International, Inc. 1996 Stock Incentive Plan (the "Plan") is to foster and promote the long-term financial success of the Company and its Subsidiaries and thereby increase stockholder value by providing incentives to those officers and other key employees who are likely to be responsible for achieving such success.

     2.   Certain Definitions.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a particular section of the Code shall include any regulations issued under such section.

     "Committee" shall have the meaning provided in Section 3 of the Plan.

     "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

     "Company" means CSG Systems International, Inc., a Delaware corporation.

     "Disability" means (i) with respect to the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of
Section 22(e)(3) of the Code and (ii) for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a grantee unable or incompetent to carry out the job responsibilities which such grantee held or the tasks to which such grantee was assigned at the time the disability was incurred and which is expected to be permanent or for an indefinite duration exceeding one year.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value" means, as determined by the Committee, the last sale price of the Common Stock as quoted on the Nasdaq National Market System on the trading day for which the determination is being made, or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices on such day, or, if the Common Stock of the Company is listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day for which the determination is being made, or, if no such reported sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the

Common Stock is not quoted on such National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on the day for which the determination is being made as reported through Nasdaq, or, if bid and asked prices for the Common Stock on such day are not reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Committee, or, if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good faith by the Committee in its sole discretion.

     "Incentive Stock Option" means any stock option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Non-Qualified Stock Option" means any stock option that is not intended to be an Incentive Stock Option, including any stock option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

     "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Performance Unit Award" means an award granted pursuant to Section 8.

     "Plan Year" means the twelve-month period beginning on January 1 and ending on December 31; provided, that the first Plan Year shall be a short Plan Year beginning on January 3, 1996, and ending on December 31, 1996.

     "Restricted Stock Award" means an award of Common Stock granted pursuant to
Section 9.

     "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as in effect from time to time.

     "Stock Appreciation Right" means an award granted pursuant to Section 7.

     "Stock Bonus Award" means an award of Common Stock granted pursuant to
Section 10.

     "Stock Option" means any option to purchase Common Stock granted pursuant to Section

     "Subsidiary" means (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (ii) for all other purposes, a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the

Company or by a Subsidiary, whether or not such corporation now exists or hereafter is organized or acquired by the Company or by a Subsidiary.

     3. Administration. The Plan shall be administered by a committee of two or more members of the Board (the "Committee") selected by the Board, each of whom shall qualify as a "disinterested person" within the meaning of Rule 16b-3 and as an "outside director" within the meaning of Section 162(m) of the Code.

     The Committee shall have authority to grant to eligible employees of the Company or its Subsidiaries, pursuant to the terms of the Plan, (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards, (d) Performance Unit Awards, (e) Stock Bonus Awards, or (f) any combination of the foregoing.

     Subject to the applicable provisions of the Plan, the Committee shall have authority to interpret the provisions of the Plan and to decide all questions of fact arising in the application of such provisions; to select the officers and other key employees to whom awards or options shall be granted under the Plan; to determine whether and to what extent awards or options shall be granted under the Plan; to determine the types of awards and options to be granted under the Plan and the amount, size, terms and conditions of each such award or option; to determine the time when awards or options shall be granted under the Plan; to determine whether, to what extent and under what circumstances the payment of Common Stock and other amounts payable with respect to an award granted under the Plan shall be deferred either automatically or at the election of the grantee; to determine the Fair Market Value of the Common Stock from time to time; to authorize persons to execute on behalf of the Company any agreement required to be entered into under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as the Committee from time to time shall deem advisable; and to make all other determinations necessary or advisable for the administration of the Plan.

     Unless otherwise expressly provided in the Plan, all decisions and determinations made by the Committee pursuant to the provisions of the Plan shall be made in the sole discretion of the Committee and shall be final and binding on all persons, including but not limited to the Company and its Subsidiaries, the officers and other key employees to whom awards and options are granted under the Plan, the heirs and legal representatives of such officers and key employees, and the personal representatives and beneficiaries of the estates of such officers and key employees.

     The Committee may delegate to any officer or officers of the Company any of the Committee's duties, powers, and authorities under the Plan upon such conditions and with such limitations as the Committee may determine; provided, that only the Committee may select for awards or options under the Plan, and make grants of awards or options under the Plan to, officers and other key employees of the Company or any Subsidiary who are subject to Section 16 of the Exchange Act at the time of such selection or the making of such a grant.

     4. Common Stock Subject to the Plan. The Company shall reserve and keep available for issuance under the Plan 2,400,000 shares of Common Stock, subject to adjustment pursuant to Section 19. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof. The aggregate number of shares of Common Stock subject to or issuable in payment of (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Stock Bonus Awards,
(iv) Restricted Stock Awards or (v) Performance Unit Awards granted under the Plan in any Plan Year to any individual may not exceed 240,000, subject to adjustment pursuant to Section 19. Except as otherwise provided in the Plan, any shares subject to an option or right which expires for any reason or terminates unexercised as to such shares shall again be available for the grant of awards or options under the Plan. If any shares of Common Stock have been pledged as collateral for indebtedness incurred by an optionee in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, then such shares shall again be available for the grant of awards or options under the Plan.

     5. Eligibility to Receive Awards and Options. Awards and options may be granted under the Plan to those officers and other key employees of the Company or any Subsidiary who are responsible for or contribute to, or are likely to be responsible for or contribute to, the management, growth and success of the Company or any Subsidiary. The granting of an award or option under the Plan to an officer or other key employee of the Company or any Subsidiary shall conclusively evidence the Committee's determination that such grantee meets one or more of the criteria referred to in the preceding sentence. Directors of the Company or of any Subsidiary who are not employees of the Company or any Subsidiary shall not be eligible to participate in the Plan.

     6. Stock Options. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Stock Options may be granted alone or in addition to other awards made under the Plan. Stock Options shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a) Type of Option. Each option agreement shall identify the Stock Option represented thereby as an Incentive Stock Option or a Non-Qualified Stock Option, as the case may be.

          (b) Option Price. The option exercise price per share shall not be less than the Fair Market Value of the Common Stock on the date the Stock Option is granted and in no event shall be less than the par value of the Common Stock.

          (c) Term. Each option agreement shall state the period or periods of time within which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as the Committee may determine at the time of the Stock Option grant; provided, that no Stock Option granted under the Plan shall be exercisable more than ten years after the date of its grant; and provided further, that each Stock Option granted under the Plan shall become exercisable one year after the date of its grant, unless the option agreement specifically provides otherwise. The Committee shall have authority to accelerate previously established exercise rights, subject to the requirements set forth in the Plan, under such circumstances and upon such terms and conditions as the Committee shall deem appropriate.

          (d) Payment for Shares. The Committee may permit all or part of the payment of the option exercise price to be made (i) in cash, by check or by wire transfer or (ii) in shares of Common Stock (A) which already are owned by the optionee and which are surrendered to the Company in good form for transfer or (B) which are retained by the Company from the shares of the Common Stock which would otherwise be issued to the optionee upon the optionee's exercise of the Stock Option. Such shares shall be valued at their Fair Market Value on the date of exercise of the Stock Option. In lieu of payment in fractions of shares, payment of any fractional share amount shall be made in cash or check payable to the Company. The Committee also may provide that the exercise price may be paid by delivering a properly executed exercise notice in a form approved by the Committee together with irrevocable instructions to a broker to promptly deliver to the Company the amount of the applicable sale or loan proceeds required to pay the exercise price. No shares of Common Stock shall be issued to any optionee upon the exercise of a Stock Option until the Company receives full payment therefor as described above.

          (e) Rights upon Termination of Employment. In the event that an optionee ceases to be employed by the Company and all of its Subsidiaries for any reason other than such optionee's death or Disability, any rights of the optionee under any Stock Option then in effect immediately shall terminate; provided, that the optionee (or the optionee's legal representative) shall have the right to exercise the Stock Option during its term within a period of three (3) months after such termination of employment to the extent that the Stock Option was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee. Notwithstanding the foregoing provisions of this Section 6(e), the optionee (and the optionee's legal representative) shall not have any rights under any Stock Option, and the Company shall not be obligated to sell or deliver shares of Common Stock (or have any other obligation or liability) under any Stock Option, if the Committee shall determine that (i) the employment of the optionee with the Company or any Subsidiary has been terminated for cause or (ii) the optionee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the optionee (and the optionee's legal representative) shall have no right under any Stock Option to purchase any shares of Common Stock regardless of whether the optionee (or the optionee's legal representative) shall have delivered a notice of exercise prior to the Committee's making of such determination. Any Stock Option may be terminated entirely by the Committee at the time of or at any time subsequent to a determination by the Committee under this Section

     6(e) which has the effect of eliminating the Company's obligation to sell or deliver shares of Common Stock under such Stock Option.

          In the event that an optionee ceases to be employed by the Company and all of its Subsidiaries by reason of such optionee's Disability, prior to the expiration of a Stock Option and without such optionee's having fully exercised such Stock Option, such optionee or such optionee's legal representative shall have the right to exercise such Stock Option during its term within a period of six (6) months after such termination of employment to the extent that such Stock Option was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee.

          In the event that an optionee ceases to be employed by the Company and all of its Subsidiaries by reason of such optionee's death, prior to the expiration of a Stock Option and without such optionee's having fully exercised such Stock Option, the personal representative of such optionee's estate or the person who acquired the right to exercise such Stock Option by bequest or inheritance from such optionee shall have the right to exercise such Stock Option during its term within a period of twelve (12) months after the date of such optionee's death to the extent that such Stock Option was exercisable at the time of such death or within such other period and subject to such other terms and conditions as may be specified by the Committee.

To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted under the Plan (and all other plans of the Company and its Subsidiaries) become exercisable for the first time by any individual in any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. No Incentive Stock Option shall be granted to any employee if, at the time the option is granted, the employee (in his or her own right or by reason of the attribution rules applicable under Section 424(d) of the Code) owns more than 10% of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary unless at the time such option is granted the option price is at least 110% of the Fair Market Value of the stock subject to such Stock Option and such Stock Option by its terms is not exercisable after the expiration of five years from the date of its grant.

     7. Stock Appreciation Rights. Stock Appreciation Rights shall enable the grantees thereof to benefit from increases in the Fair Market Value of shares of Common Stock and shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a) Award. A Stock Appreciation Right shall entitle the grantee, subject to such terms and conditions as the Committee may prescribe, to receive upon the exercise thereof an award equal to all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Common Stock at the time of the exercise of such right over (ii) a specified price which shall not be less than the Fair Market Value of the Common Stock at the time the right is granted or, if connected with a previously granted Stock Option, not less than the Fair Market Value of the Common Stock at the time such Stock Option was granted. Subject to the limitations set forth in Section 4, such award may be paid by the Company in cash, shares of Common Stock (valued at their then Fair Market Value) or any combination thereof, as the Committee may determine. Stock Appreciation Rights may be, but are not required to be, granted in connection with a previously or contemporaneously granted Stock Option. In the event of the exercise of a Stock Appreciation Right, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares covered by the Stock Appreciation Right as to which such exercise occurs.

          (b) Term. Each agreement shall state the period or periods of time within which the Stock Appreciation Right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the Committee; provided, that no Stock Appreciation Right shall be exercisable more than ten years after the date of its grant; and provided further, that each Stock Appreciation Right granted under the Plan shall become exercisable one year after the date of its grant, unless the agreement specifically provides otherwise. The Committee shall have authority to accelerate previously established exercise rights, subject to the requirements set forth in the Plan, under such circumstances and upon such terms and conditions as the Committee shall deem appropriate.

          (c) Rights upon Termination of Employment. In the event that a grantee of a Stock Appreciation Right ceases to be employed by the Company and all of its Subsidiaries for any reason other than such grantee's death or Disability, any rights of the grantee under any Stock Appreciation Right then in effect immediately shall terminate; provided, that the grantee (or the grantee's legal representative) shall have the right to exercise the Stock Appreciation Right during its term within a period of three (3) months after such termination of employment to the extent that the Stock Appreciation Right was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee. Notwithstanding the foregoing provisions of this Section 7(c), the grantee (and the grantee's legal representative) shall not have any rights under any Stock Appreciation Right, and the Company shall not be obligated to pay or deliver any cash, Common Stock or any combination thereof (or have any other obligation or liability) under any Stock Appreciation Right, if the Committee shall determine that (i) the employment of the grantee with the Company or any Subsidiary has been terminated for cause or (ii) the grantee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the grantee (and the grantee's legal representative) shall have no right under any Stock Appreciation Right regardless of whether the grantee (or the grantee's legal representative) shall have delivered a notice of exercise prior to the Committee's making of such determination. Any Stock Appreciation Right may be terminated entirely by the

     Committee at the time of or at any time subsequent to a determination by the Committee under this Section 7(c) which has the effect of eliminating the Company's obligations under such Stock Appreciation Right.

          In the event that a grantee of a Stock Appreciation Right ceases to be employed by the Company and all of its Subsidiaries by reason of such grantee's Disability, prior to the expiration of a Stock Appreciation Right and without such grantee's having fully exercised such Stock Appreciation Right, such grantee or such grantee's legal representative shall have the right to exercise such Stock Appreciation Right during its term within a period of six (6) months after such termination of employment to the extent that such Stock Appreciation Right was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee.

          In the event that a grantee ceases to be employed by the Company and all of its Subsidiaries by reason of such grantee's death, prior to the expiration of a Stock Appreciation Right and without such grantee's having fully exercised such Stock Appreciation Right, the personal representative of the grantee's estate or the person who acquired the right to exercise such Stock Appreciation Right by bequest or inheritance from such grantee shall have the right to exercise such Stock Appreciate Right during its term within a period of twelve (12) months after the date of such grantee's death to the extent that such Stock Appreciation Right was exercisable at the time of such death or within such other period and subject to such other terms and conditions as may be specified by the Committee.

     8. Performance Unit Awards. Performance Unit Awards shall entitle the grantees thereof to receive future payments based upon and subject to the achievement of preestablished long-term performance targets and shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a) Performance Period. The Committee shall establish with respect to each Performance Unit Award a performance period of not fewer than two years nor more than five years.

          (b) Unit Value. The Committee shall establish with respect to each Performance Unit Award a value for each unit which shall not change thereafter or which may vary thereafter on the basis of criteria specified by the Committee.

          (c) Performance Targets. The Committee shall establish with respect to each Performance Unit Award maximum and minimum performance targets to be achieved during the applicable performance period. The achievement of the maximum targets shall entitle a grantee to payment with respect to the full value of a Performance Unit Award. The achievement of less than the maximum targets, but in excess of the minimum targets, shall entitle a grantee to payment with respect to a portion of a Performance Unit Award according to the level of achievement of the applicable targets as specified by the Committee. To the extent the Committee deems necessary or appropriate to protect against the loss of deductibility pursuant to Section 162(m) of the Code, such targets shall be established in conformity with the requirements of Section 162(m) of the Code.

          (d) Performance Measures. Performance targets established by the Committee shall relate to corporate, division, subsidiary, group or unit performance in terms of objective financial criteria or performance goals which satisfy the requirements of Section 162(m) of the Code or, with respect to grantees not subject to Section 162(m) of the Code, such other measures or standards of performance as the Committee may determine. Multiple targets may be used and may have the same or different weighting, and the targets may relate to absolute performance or relative performance measured against other companies, businesses or indexes.

          (e) Adjustments. At any time prior to the payment of a Performance Unit Award, the Committee may adjust previously established performance targets or other terms and conditions of such Performance Unit Award, including the Company's or another company's financial performance for Plan purposes, in order to reduce or eliminate, but not to increase, the payment with respect to a Performance Unit Award that otherwise would be due upon the attainment of such previously established performance targets. Such adjustments shall be made to reflect major unforeseen events such as changes in laws, regulations or accounting practices, mergers, acquisitions or divestitures or other extraordinary, unusual or nonrecurring items or events.

          (f) Payment of Performance Unit Awards. Upon the conclusion of each performance period, the Committee shall determine the extent to which the applicable performance targets have been attained and any other terms and conditions have been satisfied for such period and shall provide such certification thereof as may be necessary to satisfy the requirements of
     Section 162(m) of the Code. The Committee shall determine what, if any, payment is due on a Performance Unit Award and, subject to the limitations set forth in Section 4, whether such payment shall be made in cash, shares of Common Stock (valued at their then Fair Market Value) or a combination thereof. Payment of a Performance Unit Award shall be made in a lump sum or in installments, as determined by the Committee, commencing as promptly as practicable after the end of the performance period unless such payment is deferred upon such terms and conditions as may be specified by the Committee.

          (g) Termination of Employment. In the event that a grantee of a Performance Unit Award ceases to be employed by the Company and all of its Subsidiaries for any reason other than such grantee's death or Disability, any rights of such grantee under any Performance Unit Award then in effect whose performance period has not ended shall terminate immediately; provided, that the Committee may authorize the partial payment of any such Performance Unit Award if the Committee determines such action to be equitable.

          In the event that a grantee of a Performance Unit Award ceases to be employed by the Company and all of its Subsidiaries by reason of such grantee's death or Disability, any rights of such grantee under any Performance Unit Award then in effect whose performance period has not ended shall terminate immediately; provided, that the Committee may authorize the payment to such grantee or such grantee's legal representative of all or any portion of such Performance Unit Award to the extent earned under the applicable performance targets, even though the applicable performance period has not ended, upon such terms and conditions as may be specified by the Committee.

     9. Restricted Stock Awards. Restricted Stock Awards shall consist of shares of Common Stock restricted against transfer, subject to a substantial risk of forfeiture and to other terms and conditions intended to further the purpose of the Plan as the Committee may determine, and shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a) Restriction Period. The Common Stock covered by Restricted Stock Awards shall be subject to the applicable restrictions established by the Committee over such period as the Committee shall determine. To the extent the Committee deems necessary or appropriate to protect against the loss of deductibility pursuant to Section 162(m) of the Code, Restricted Stock Awards also may be subject to the attainment of one or more preestablished performance objectives which relate to corporate, subsidiary, division, group or unit performance in terms of objective financial criteria or performance goals which satisfy the requirements of Section 162(m) of the Code; provided, that any such preestablished financial criteria or performance goals subsequently may be adjusted by the Committee to reduce or eliminate, but not to increase, a Restricted Stock Award in order to take into account unforeseen events or changes in circumstances.

          (b) Restriction upon Transfer. Shares of Common Stock covered by Restricted Stock Awards may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, except as provided in the Plan or in any Restricted Stock Award agreement entered into between the Company and a grantee, during the restriction period applicable to such shares. Notwithstanding the foregoing provisions of this Section 9(b), and except as otherwise provided in the Plan or the applicable Restricted Stock Award agreement, a grantee of a Restricted Stock Award shall have all of the other rights of a holder of Common Stock including but not limited to the right to receive dividends and the right to vote such shares.

          (c) Payment. The Committee shall determine the amount, form and time of payment, if any, that shall be required from the grantee of a Restricted Stock Award in consideration of the issuance and delivery of the shares of Common Stock covered by such Restricted Stock Award.

          (d) Certificates. Each certificate issued in respect of shares of Common Stock covered by a Restricted Stock Award shall be registered in the name of the grantee and shall bear the following legend (in addition to any other legends which may be appropriate):

               "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the CSG Systems International, Inc. 1996 Stock Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and CSG Systems International, Inc. Release from such terms and conditions may be obtained only in accordance with the provisions of such Plan and Agreement, a copy of each of which is on file in the office of the Secretary of CSG Systems International, Inc."

     The Committee may require the grantee of a Restricted Stock Award to enter into an escrow agreement providing that the certificates representing the shares covered by such Restricted Stock Award will remain in the physical custody of an escrow agent until all restrictions are removed or expire. The Committee also may require that the certificates held in such escrow be accompanied by a stock power, endorsed in blank by the grantee, relating to the Common Stock covered by such certificates.

          (e) Lapse of Restrictions. Except for preestablished performance objectives established with respect to Restricted Stock Awards to grantees subject to Section 162(m) of the Code, the Committee may provide for the lapse of restrictions applicable to Common Stock subject to Restricted Stock Awards in installments and may waive such restrictions in whole or in part based upon such factors and such circumstances as the Committee shall determine. Upon the lapse of such restrictions, certificates for shares of Common Stock, free of the restrictive legend set forth in Section 9(c), shall be issued to the grantee or the grantee's legal representative. The Committee shall have authority to accelerate the expiration of the applicable restriction period with respect to all or any portion of the shares of Common Stock covered by a Restricted Stock Award except, with respect to grantees subject to Section 162(m) of the Code, to the extent such acceleration would result in the loss of the deductibility of such Restricted Stock Award pursuant to Section 162(m) of the Code.

          (f) Termination of Employment. In the event that a grantee of a Restricted Stock Award ceases to be employed by the Company and all of its Subsidiaries for any reason, any rights of such grantee with respect to shares of Common Stock that remain subject to restrictions under such Restricted Stock Award shall terminate immediately, and any shares of Common Stock covered by a Restricted Stock Award with unlapsed restrictions shall be subject to reacquisition by the Company upon the terms set forth in the applicable agreement with such grantee. The Committee may provide for complete or partial exceptions to such employment requirement if the Committee determines such action to be equitable.

     10. Stock Bonus Awards. The Committee may grant a Stock Bonus Award to an eligible grantee under the Plan based upon corporate, division, subsidiary, group or unit performance in terms of preestablished objective financial criteria or performance goals or, with respect to participants not subject to
Section 162(m) of the Code, such other measures or standards of performance (including but not limited to performance already accomplished) as the Committee may determine; provided, that any such preestablished financial criteria or performance goals subsequently may be adjusted to reduce or eliminate, but not to increase, a Stock Bonus Award in order to take into account unforeseen events or changes in circumstances.

     If appropriate in the sole discretion of the Committee, Stock Bonus Awards shall be evidenced by agreements in such form as the Committee shall approve from time to time. In addition to any applicable performance goals or standards and subject to the terms of the Plan, shares of Common Stock which are the subject of a Stock Bonus Award may be (i) subject to additional restrictions (including but not limited to restrictions on transfer) or (ii) granted directly to a grantee free of any restrictions, as the Committee shall deem appropriate.

     11. General Restrictions. Each award or grant under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any governmental regulatory body, or (iii) an agreement by the grantee of an award or grant with respect to the disposition of the shares of Common Stock subject or related thereto is necessary or desirable as a condition of, or in connection with, such award or grant or the issuance or purchase of shares of Common Stock thereunder, then such award or grant may not be consummated and any rights thereunder may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained upon conditions acceptable to the Committee. Awards or grants under the Plan shall be subject to such additional terms and conditions, not inconsistent with the Plan, as the Committee in its sole discretion deems necessary or desirable, including but not limited to such terms and conditions as are necessary to enable a grantee to avoid any short-swing profit recapture liability under
Section 16 of the Exchange Act.

     12. Single or Multiple Agreements. Multiple forms of awards or grants or combinations thereof may be evidenced either by a single agreement or by multiple agreements, as determined by the Committee.

     13. Rights of a Stockholder. Unless otherwise provided by the Plan, the grantee of any award or grant under the Plan shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject or related to such award or grant unless and until certificates for such shares of Common Stock are issued to such grantee.

     14. No Right to Continue Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any grantee the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of any grantee with or without cause.

     15. Withholding. The Company's obligation to (i) deliver shares of Common Stock or pay cash upon the exercise of any Stock Option or Stock Appreciation Right, (ii) deliver shares of Common Stock or pay cash in payment of any Performance Unit Award, (iii) deliver stock certificates upon the vesting of any Restricted Stock Award, and (iv) deliver shares of Common Stock upon the grant of any Stock Bonus Award shall be subject to applicable federal, state and local tax withholding requirements. In the discretion of the Committee, amounts required to be withheld for taxes may be paid by the grantee in cash or shares of Common Stock (either through the surrender of previously held shares of Common Stock or the withholding of shares of Common Stock otherwise issuable upon the exercise or payment of such award or grant) having a Fair Market Value equal to the required tax withholding amount and upon such other terms and conditions as the Committee shall determine; provided, that any election by a grantee subject to Section 16(b) of the Exchange Act to pay any tax withholding in shares of Common Stock shall be subject to and must comply with Rule 16b-3(e) under the Exchange Act.

     16. Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or a Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan; and all members of the Board or the Committee and each and any officer or employee of the Company or any Subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     17. Non-Assignability. No award or grant under the Plan shall be assignable or transferable by the recipient thereof except by will, by the laws of descent and distribution or, in the case of awards or grants other than Incentive Stock Options, pursuant to a qualified domestic relations order or by such other means (if any) as the Committee may approve from time to time with respect to holders whose transactions in the Common Stock are not subject to
Section 16(b) of the Exchange Act. No right or benefit under the Plan shall in any manner be subject to the debts, contracts, liabilities or torts of the person entitled to such right or benefit.

     18. Nonuniform Determinations. The Committee's determinations under the Plan (including but not limited to determinations of the persons to receive awards or grants, the form, amount and timing of such awards or grants, the terms and provisions of such awards or grants and the agreements evidencing them and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among the persons who receive, or are eligible to receive, awards or grants under the Plan, whether or not such persons are similarly situated.

     19. Adjustments. In the event of any change in the outstanding shares of Common Stock, by reason of a stock dividend or distribution, stock split, recapitalization, merger, reorganization, consolidation, split-up, spin-off, combination of shares, exchange of shares or other change in corporate structure affecting the Common Stock, the Committee shall make appropriate adjustments in (a) the aggregate number of shares of Common Stock
(i) reserved for issuance under the Plan, (ii) for which grants or awards may be made to an individual grantee and (iii) covered by outstanding awards and grants denominated in shares or units of Common Stock, (b) the exercise or other applicable price related to outstanding awards or grants and (c) the appropriate Fair Market Value and other price determinations relevant to outstanding awards or grants and shall make such other adjustments as may be equitable under the circumstances; provided, that the number of shares subject to any award or grant always shall be a whole number.

     20. Terms of Payment. Subject to any other applicable provisions of the Plan and to any applicable laws, whenever payment by a grantee is required with respect to shares of Common Stock which are the subject of an award or grant under the Plan, the Committee shall determine the time, form and manner of such payment, including but not limited to lump-sum payments and installment payments upon such terms and conditions as the Committee may prescribe. Installment payment obligations of a grantee may be evidenced by full-recourse, limited-recourse or non-recourse promissory notes or other instruments, with or without interest and with or without collateral or other security as the Committee may determine.

     21. Termination and Amendment. The Board may terminate or amend the Plan or any portion thereof at any time, including but not limited to amendments to the Plan necessary to comply with the requirements of Section 16(b) of the Exchange Act, except that the Board may not increase the maximum number of shares which may be issued under the Plan (other than by way of adjustments made pursuant to Section 19), extend the maximum period during which any award or grant may be exercised, extend the term of the Plan, decrease the minimum option price to less than the Fair Market Value on the date of the grant of the option or change the employees or class of employees eligible to participate in the Plan without stockholder approval as required by Rule 16b-3. The termination or any modification or amendment of the Plan shall not, without the consent of a grantee, adversely affect such grantee's rights under an award or grant previously made to such grantee under the Plan. The Committee may amend the terms of any award or grant theretofore granted, prospectively or retroactively; but, except as otherwise expressly permitted by the Plan and subject to Section 19, no such amendment shall adversely affect the rights of the grantee of such award or grant without such grantee's consent. Notwithstanding the foregoing provisions of this Section 21, stockholder approval of any action referred to in this Section 21 shall be required whenever necessary to satisfy the applicable requirements of Rule 16b-3, Section 162(m) of the Code or Section 422 of the Code.

     22. Severability. With respect to participants subject to Section 16 of the Exchange Act, (i) the Plan is intended to comply with all applicable conditions of Rule 16b-3 or any successor to such rule, (ii) all transactions involving grantees who are subject to Section 16(b) of the Exchange Act are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan and (iii) any provision of the Plan that is contrary to a condition of Rule 16b-3 shall not apply to grantees who are subject to Section 16(b) of the Exchange Act. If any of the terms or provisions of the Plan, or awards or grants made under the Plan, conflict with the requirements of Section 162(m) or Section 422 of the Code with respect to awards or grants subject to or governed by Section 162(m) or Section 422 of the Code, as the case may be, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 162(m) or Section 422 of the Code, as the case may be. With respect to an Incentive Stock Option, if the Plan does not contain any provision required to be included in the Plan under Section 422 of the Code (as amended from time to time) or any successor to such section, then such provision shall be deemed to be incorporated in the Plan with the same force and effect as if such provision had been expressly set out in the Plan.

     23. Effect on Other Plans. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary. Any awards made pursuant to the Plan shall not be taken into account in determining the benefits provided or to be provided under any other plan of the Company or any Subsidiary unless otherwise specifically provided in such other plan.

     24. Term of Plan. The Plan shall become effective on January 3, 1996, and shall terminate for purposes of further grants on the first to occur of (i) December 31, 2005, or (ii) the effective date of the termination of the Plan by the Board pursuant to Section 21. No awards or options may be granted under the Plan after the termination of the Plan, but such termination shall not affect any awards or options outstanding at the time of such termination or the authority of the Committee to continue to administer the Plan apart from the making of further grants.

     25. Governing Law. The Plan shall be governed by and construed in accordance with the laws of Delaware.

                                     PROXY
                        CSG SYSTEMS INTERNATIONAL, INC.
    PROXY FOR  SPECIAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 16, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          -----------------------------------------------------------

     The undersigned hereby constitutes and appoints Neal C. Hansen and John P. Pogge, and each or either of them, attorneys and proxies of the undersigned, with full power of substitution to each of them, to vote all stock of CSG Systems International, Inc. (the "Corporation") standing in the name of the undersigned at the special meeting of stockholders of the Corporation to be held at the office of the Corporation, 7887 E. Belleview Avenue, Suite 1000, Englewood, Colorado, at 8:30 a.m. (Mountain Time), on December 16, 1997, and at any adjournments thereof, on the matter set forth on the reverse side hereof and on any other matters that properly may come before such meeting or any adjournments thereof.
     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTER SET FORTH ON THE REVERSE SIDE HEREOF.
     The undersigned hereby ratifies and confirms all that either of such attorneys and proxies, or their substitutes, may do or cause to be done by virtue hereof and acknowledges receipt of the Notice of Special Meeting of Stockholders of the Corporation to be held on December 16, 1997 and the Proxy Statement of the Corporation for such Special Meeting.

                         (TO BE SIGNED ON REVERSE SIDE)


[X ]  Please mark your
      votes as in this
      example.


                        Approval of an amendment to the
                        Corporation's 1996 Stock Incentive
                        Plan (the "1996 Plan") to increase
                        the number of shares of the Common
                        Stock of the Corporation available for
                        issuance under the 1996 Plan from           FOR   AGAINST   ABSTAIN
                        2,400,000 shares to 4,000,000 shares.       [  ]    [  ]     [  ]

                      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE



___________________________    ____________________________        ____________
SIGNATURE OF STOCKHOLDER       SIGNATURE IF HELD JOINTLY           DATE

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations, partnerships, and limited liability companies should sign in their names by an authorized officer, partner, member or manager.